Exhibit 10.2

GUARANTEE AGREEMENT dated as of February 12, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), made by GRAFTECH INTERNATIONAL LTD., a Delaware corporation (“Holdings”), GRAFTECH FINANCE INC., a Delaware corporation (“Finance”) and the other subsidiaries of Holdings from time to time party hereto (together with Holdings and Finance, the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A. (“JPM”) as Collateral Agent for the Secured Parties.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement dated as of the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Finance, GrafTech Switzerland SA, a Swiss corporation (“Swissco”), GrafTech Luxembourg II S.à.r.l., a Luxembourg société à responsabilité limitée, having its registered office at 124, boulevard de la Pétrusse, L-2330 Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) under number B 167199 (“Luxembourg Holdco”, and together with Finance and Swissco, each a “Co-Borrower” and, collectively, the “Co-Borrowers”), the Lenders and Issuing Banks party thereto and JPM, as Administrative Agent and as Collateral Agent, the Lenders have severally agreed to make Loans and the Issuing Banks have agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

WHEREAS, Holdings directly or indirectly owns all of the issued and outstanding equity interests of Finance, Luxembourg Holdco, Swissco and each Subsidiary party hereto;

WHEREAS, Finance, Luxembourg Holdco, Swissco and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and the availability of the Letters of Credit; and

WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and the Issuing Banks to issue the Letters of Credit that the Guarantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit, each of the Guarantors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1.                     Defined Terms.

(a)           Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given in the Credit Agreement.

(b)           As used in this Agreement, the following terms have the meanings specified below:

(i)            “Agreement” has the meaning assigned to such term in the introductory statement hereto.

(ii)           “Claiming Party” has the meaning assigned to such term in Section 3(b).

(iii)          “Co-Borrowers” has the meaning assigned to such term in the recitals hereto.

(iv)          “Contributing Party” has the meaning assigned to such term in Section 3(b).

(v)           “Credit Agreement” has the meaning assigned to such term in the recitals hereto.

(vi)          “Guarantors” has the meaning assigned to such term in the introductory statement hereto.

(vii)         “Holdings” has the meaning assigned to such term in the introductory statement hereto.

(viii)        “JPM” has the meaning assigned to such term in the recitals hereto.

(ix)          “Luxembourg Holdco” has the meaning assigned to such term in the recitals hereto.

(x)           “Qualified ECP Guarantor” means, in respect of any Secured Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Secured Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(xi)          “Subsidiary Guarantor” means each Guarantor other than Holdings and Finance.

(xii)         “Swissco” has the meaning assigned to such term in the recitals hereto.

(c)           The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(d)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2

SECTION 2.                     Guarantee.

(a)           Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not merely as a surety, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, endorsees, transferees and assigns, the due, punctual and complete payment and performance by each of the other Loan Parties, when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment, or otherwise, of the Secured Obligations.  For the avoidance of doubt, each Guarantor further agrees that the Secured Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from such Guarantor, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Secured Obligation.

(b)           Each Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees, charges and disbursements of counsel) which may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Secured Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Agreement.  This Agreement shall remain in full force and effect until the Termination Date.

(c)           Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent for the benefit of any Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment has been made under this Agreement for such purpose; provided that the failure of such Guarantor to provide such notice shall not preclude the application of such payment to the complete or partial satisfaction of such Guarantor’s obligations hereunder following such Guarantor’s notice to the Collateral Agent of such payment.

SECTION 3.                     Indemnity and Contribution.

(a)           In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 4 herein) in respect of any payment hereunder, Holdings and Finance agree that (i) in the event a payment in respect of any obligation of Holdings or Finance shall be made by any Subsidiary Guarantor under this Agreement, Holdings and Finance shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part any Secured Obligations owed to any Secured Party, Holdings and Finance shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(b)           Each Subsidiary Guarantor (a “Contributing Party”) agrees (subject to Section 4 herein) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Secured Obligations or assets of any other Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party and such other Subsidiary Guarantor (the “Claiming Party”) shall not have been

3

fully indemnified as provided in Section 3(a), the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 25, the date of the Supplement executed and delivered by such Subsidiary Guarantor) and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 25, such other date).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3(b) shall be subrogated to the rights of such Claiming Party under Section 3(a) to the extent of such payment.

SECTION 4.                     No Subrogation.  Notwithstanding any payment or payments made by any of the Guarantors hereunder or any setoff or application of funds of any of the Guarantors by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against any Loan Party or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Date.  If any amount shall be paid to any Guarantor on account of such subrogation rights prior to the Termination Date, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and forthwith upon receipt by such Guarantor be turned over to the Collateral Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, at such time and in such order as the Collateral Agent may determine.

SECTION 5.                     Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement, any other Loan Document, any agreements in respect of the Secured Cash Management Obligations, Secured Swap Agreements and any other documents executed and delivered in connection therewith may be amended, amended and restated, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Lenders, as the case may be) or the relevant Secured Party (in the case of such agreements in respect of the Secured Cash Management Obligations or Secured Swap Agreements) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.  No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Agreement or any property subject thereto.  When making any demand hereunder against any of the Guarantors, any Secured Party may, but shall

4

be under no obligation to, make a similar demand on any Loan Party or any other Guarantor or guarantor, and any failure by any Secured Party to make any such demand or to collect any payments from any Loan Party or any such other Guarantor or guarantor or any release of any Loan Party or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Secured Party against any of the Guarantors.

SECTION 6.                     Security.  Each of the Guarantors authorizes each of the Secured Parties, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such Guarantor is a party, to (a) take and hold security for the payment and performance of this Agreement or the Secured Obligations and exchange, enforce, waive and release any such security (with or without consideration), (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.  To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Co-Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Co-Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Secured Obligations.  The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with any Co-Borrower or any other Loan Party or exercise any other right or remedy available to them against any Co-Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Co-Borrower or any other Loan Party, as the case may be, or any security.

SECTION 7.                     Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by any Secured Party upon this Agreement or acceptance of this Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between any Loan Party and any of the Guarantors, on the one hand, and any of the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Loan Party or any of the Guarantors with respect to the Secured Obligations.  Each Guarantor understands and agrees that this Agreement shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, and without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Loan

5

Document, any agreements in respect of the Secured Cash Management Obligations, Swap Agreements, any of the Secured Obligations or any other collateral security or guarantee therefor or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Loan Party against any Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Secured Party, any Loan Party or such Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise constitutes, or might be construed to constitute, an equitable or legal discharge of any Loan Party in respect of the Secured Obligations, or of such Guarantor under this Agreement, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Loan Party or any other person (including any other Guarantor) or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by any Secured Party to pursue such other rights or remedies or to collect any payments from any Loan Party or any such other person (including any other Guarantor) or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party or any such other person (including any other Guarantor) or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against such Guarantor.  This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of each Secured Party and its successors, endorsees, transferees and assigns, until the Termination Date. Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor under this Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

SECTION 8.                     Reinstatement.  This Agreement and the guarantee hereunder shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party for any reason whatsoever, including upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 9.                     Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without setoff or counterclaim in dollars at the office of the Collateral Agent set forth in the Credit Agreement.

SECTION 10.                   Information.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Loan Parties’ financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs

6

hereunder, and agrees that none of the Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 11.                   Representations and Warranties.  Each Guarantor represents and warrants to and with each Secured Party that all representations and warranties in the Loan Documents that relate to such Guarantor are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof and on and as of each other date on which the representations and warranties in the Credit Agreement are made or are deemed to be made pursuant to the terms thereof (except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is represented and warranted by such Guarantor to be so true and correct or so true and correct in all material respects, as applicable, on and as of such prior date).

SECTION 12.                   Covenants.  Each of the Guarantors covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the earlier to occur of (x) the Termination Date and (y) the date that such Guarantor is released from its Guarantee hereunder in accordance with Section 15, unless the Required Lenders shall otherwise consent in writing, it will comply with the provisions set forth in Section 2.17 of the Credit Agreement and each covenant set forth in Articles V and VI of the Credit Agreement to the extent that it relates to such Guarantor.

SECTION 13.                   Authority of Collateral Agent.   Each Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non- exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

SECTION 14.                   Notices.  All notices, requests and demands to or upon any Secured Party or any Guarantor under this Agreement shall be given or made in accordance with Section 9.01 of the Credit Agreement and addressed as follows:

(a)           if to any Secured Party, Holdings or Finance, at its address or transmission number for notices provided in Section 9.01 of the Credit Agreement; and

(b)           if to any other Guarantor, at the address or transmission number of Holdings provided in Section 9.01 of the Credit Agreement.

SECTION 15.                   Release.

(a)           Subject to Section 8 hereof, this Agreement and the Guarantees made herein shall terminate automatically on the Termination Date.

7

(b)           The guarantees made herein shall also terminate and be released at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(c)           In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 15, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release.  Any execution and delivery of documents by the Collateral Agent pursuant to this Section 15 shall be without recourse to or warranty by the Collateral Agent.

SECTION 16.                   Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties.  This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 17.                   Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 18.                   Right of Setoff.  If an Event of Default shall have occurred and be continuing under the Credit Agreement, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Secured Party under this Section 18 are in addition to other rights and remedies (including other rights of setoff) any such Secured Party may have.

SECTION 19.                   Integration.  This Agreement represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by any Guarantor or any Secured Party relative to the subject matter hereof not reflected herein.

8

SECTION 20.                   Amendments in Writing; No Waiver, Cumulative Remedies.

(a)           None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Collateral Agent; provided that any provision of this Agreement may be waived by the Required Lenders pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

(b)           No Secured Party shall by any act (except by a written instrument pursuant to Section 20(a)) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

(c)           The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

SECTION 21.                   Section Headings.  The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 22.                   Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Guarantor and each Secured Party and their successors and assigns; provided that this Agreement may not be assigned by any Guarantor without the prior written consent of the Collateral Agent.

SECTION 23.                  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 24.                   Submission To Jurisdiction; Waivers.

(a)           Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court of the Southern District of New York, in each case sitting in the Borough of Manhattan in the City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Collateral Agent or any Lender may otherwise have to bring any action or

9

proceeding relating to this Agreement against any Guarantor or its respective properties in the courts of any jurisdiction.

(b)           Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 24.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14.  Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

(d)           Each Guarantor hereby irrevocably designates, appoints and empowers Holdings as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding, and Holdings hereby accepts such designation and appointment.

SECTION 25.                   Additional Guarantors.  Pursuant to Section 5.11 of the Credit Agreement (and the requirement thereunder that all actions be taken in order to cause the Collateral and Guarantee Requirement to be satisfied at all times), certain Subsidiaries are required to enter into this Agreement as a Guarantor upon the occurrence of certain events.  Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Annex I, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder.  The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 26.                  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26.

10

SECTION 27.                   Keepwell.  Each Qualified ECP Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each of the other Loan Parties to honor all of such Loan Party’s obligations under this Agreement and the other Loan Documents in respect of Secured Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 27 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 27, or otherwise under this Agreement or the other Loan Documents, voidable under applicable law, including fraudulent conveyance or fraudulent transfer laws, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 27 shall remain in full force and effect until the Termination Date, in each case, in accordance with and subject to the limitations set forth in Section 9.05 of the Credit Agreement.  Each Qualified ECP Guarantor intends that this Section 27 constitute, and this Section 27 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Remainder of page intentionally left blank]

11

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH FINANCE INC.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

SEADRIFT COKE L.P.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH USA LLC

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH HOLDINGS INC.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH GLOBAL ENTERPRISES INC.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH INTERNATIONAL HOLDINGS INC.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH DE LLC

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH TECHNOLOGY LLC

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH ELECTRODE NETWORK LLC

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH ADVANCED GRAPHITE MATERIALS LLC

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH SEADRIFT HOLDING CORP.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GRAFTECH NY INC.

By:	/s/ Quinn J. Coburn
	Name:	Quinn J. Coburn
	Title:	Vice President and Treasurer

[Signature Page to Guarantee Agreement]

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

by:	/s/ James Shender
	Name:	James Shender
	Title:	Vice President

[Signature Page to Guarantee Agreement]